SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                                   [X]

Filed by a Party other than the Registrant                [ ]

Check the Appropriate Box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
             (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                         EVERGREEN INCOME ADVANTAGE FUND

               -------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                ------------------------------------------------
      (Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
   (1)      Title of each class of securities to which transaction applies:
   (2)      Aggregate number of securities to which transaction applies:
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   (4)      Proposed maximum aggregate value of transaction:
   (5)      Total fee paid:


[ ]      Fee paid previously with preliminary material
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)      Amount Previously Paid:
                                    -------------------------
   (2)      Form, Schedule or Registration Statement No.:
                                                         ----
   (3)      Filing Party:
                          -----------------------------------
   (4)      Date Filed:
                        -------------------------------------

                        EVERGREEN INCOME ADVANTAGE FUND

                200 Berkeley Street, Boston, Massachusetts 02116


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                AUGUST 15, 2003

TO THE SHAREHOLDERS
OF EVERGREEN INCOME ADVANTAGE FUND


    Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Evergreen Income Advantage Fund (the "Fund") will be held on August 15, 2003 at 10:00 a.m. Eastern time, at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116, for the following purposes:

1. To elect three Trustees to serve for the term indicated herein and until their successors shall have been elected and qualified; and

2. To transact such other business as may properly be brought before the Meeting.

    Shareholders of record at the close of business on May 30, 2003 will be entitled to vote at the Meeting. A complete list of the shareholders entitled to vote at the Meeting shall be available for examination by any shareholder at the principal office of the Fund during normal business hours from July 31, 2003 until the commencement of the Meeting, at which time the list will be available at the place of the Meeting.

    It is hoped that you will attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card, and return it in the accompanying envelope as promptly as possible. Any shareholder attending the Meeting can vote in person even though a proxy card has already been returned.

                                               By Order of the Board of Trustees

                                               MICHAEL H. KOONCE
                                               Secretary

June 25, 2003

                         EVERGREEN INCOME ADVANTAGE FUND

                                 PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Trustees of Evergreen Income Advantage Fund (the "Fund") of proxies for use at the Annual Meeting of Shareholders (the "Meeting") to be held at Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116, on August 15, 2003 at 10:00 a.m. Eastern time. The address of the principal office of the Fund is Evergreen Investments, 200 Berkeley Street, Boston, Massachusetts 02116.

    This proxy statement and form of proxy were first sent to shareholders on or about June 25, 2003.

Proxy Solicitation

     All proxies in the enclosed form which are properly executed and returned to the Fund will be voted as provided therein at the Meeting or at any adjournments thereof. A holder of either common or preferred shares (the "Shareholder") executing and returning a proxy has the power to revoke it at any time before it is exercised by giving written notice of such revocation to an officer of the Fund. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your common shares or preferred shares (the "Shares") in person.

     The Board of Trustees intends to bring before the Meeting the matter set forth in Proposal 1 in the foregoing notice. The persons named in the enclosed proxy and acting thereunder will vote with respect to Proposal 1 in accordance with the directions of the Shareholders as specified on the proxy card; if no choice is specified, the Shares will be voted FOR the election of the three trustees named in Proposal 1. If any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with the views of management thereon. Abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) are counted for quorum purposes. The Fund's Second Amended and Restated Declaration of Trust (the "Declaration") provides that the holders of thirty-three and a third percent (33 1/3%) of the Shares issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. With regard to the election of trustees, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.

     The affirmative vote of a plurality of the Shares present in person or represented by proxy at the Meeting is required for the election of trustees (Proposal 1). The three nominees that receive the most affirmative votes cast at the meeting will be elected as trustees.

     In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposed item is not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at such meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, IN FAVOR of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, AGAINST any such adjournment. Abstentions and broker non-votes will not be voted as a motion to adjourn.

     The Fund will bear the costs of preparing, printing and mailing this proxy statement, the proxies and any additional materials which may be furnished to Shareholders. Solicitation may be undertaken by mail, telephone, facsimile and personal contact. The Fund has engaged Georgeson Shareholder Communications, Inc. to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for a fee of approximately $3,500.00. This fee will be borne by the Fund. The Annual Report of the Fund will be mailed, along with this proxy statement, to all Shareholders on or about June 25, 2003.

Voting Securities and Principal Holders Thereof

     Holders of record of the Fund's Shares at the close of business on May 30, 2003 will be entitled to vote at the Meeting or any adjournment thereof. As of May 30, 2003, the Fund had outstanding 65,770,576 common shares and 19,600 preferred shares. Each Shareholder is entitled to one vote per share on all business of the Meeting. To the knowledge of the Fund, there is no beneficial owner of more than 5% of the outstanding Shares of the Fund.

     As of April 30, 2003, the officers and Trustees of the Fund as a group beneficially owned in aggregate 0 shares and 0% of the outstanding Shares of the Fund and less than 1% of the outstanding securities of Wachovia Corporation ("Wachovia"), parent of Evergreen Investment Management Company, LLC ("EIMC"), the Fund's investment advisor.

                      I. ELECTION OF TRUSTEES (Proposal 1)

     In accordance with the Fund's Declaration, the Trustees have been divided into three classes (each a "Class"): Class I, Class II, and Class III. The terms of the present Trustees in each class expire at the annual meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2003; Class II, 2004 and Class III, 2005. At each subsequent annual meeting, successors to the Class of Trustees whose terms are expiring will be identified as being of that same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Trustees. If any nominee for any reason becomes unable to serve, the persons named as proxies will vote for the election of such other person or persons as they believe will carry on the present policies of the Fund and as they deem to be qualified. The Board of Trustees has no reason to believe that any of the three nominees will be unable to serve.

     The Board of the Fund proposes the following Trustees for election at the 2003 Meeting:

Trustee                            Class           Expiration of Term if Elected

Michael S. Scofield               Class I                 2006 Annual Meeting
K. Dun Gifford                    Class I                 2006 Annual Meeting
Dr. Leroy Keith, Jr.              Class I                 2006 Annual Meeting

     As described above, there are three nominees for election to the Board of Trustees at this time. Proxies cannot be voted for a greater number of persons than the three nominees currently proposed to serve on the Board of Trustees.

Nominees for Election as Trustees

     The following table contains specific information about each Trustee and nominee, including: age, principal occupation and other affiliations for the last five years, term of office, length of time each has served, amount of shares of the Fund owned beneficially, either directly or indirectly, and any other directorships held outside the Fund. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.

Independent Trustees

                                                                                Shares
                      Position                                                   Owned                                   Dollar
                      with the                                                Beneficially  Percent                      Range of
                      Fund/Term   Trustee       Principal Occupation and Other  Directly    of Class   Directorships     Investment
Name and Date of      Expires     Since(1)      Affiliations for the Last Five     or       4/30/03       Held          in the Fund
Birth                December 31                         Years                 Indirectly               Outside of
                                                                                4/30/03                 the Fund
Charles A. Austin,  Trustee, 2004 2003 1,2        Investment Counselor, Anchor     0        0%          Trustee,          $0
III                                               Capital Advisors, Inc.                                Evergreen
                                                  (investment advice); Director,                        family of
DOB:  10/23/1934                                  The Andover Companies                                  funds6
                                                  (insurance); Trustee, Arthritis
                                                  Foundation of New England;
                                                  Director, The Francis Ouimet
                                                  Society; Former Investment
                                                  Counselor, Appleton Partners,
                                                  Inc. (investment advice);
                                                  Former Director, Health
                                                  Development Corp.
                                                  (fitness-wellness centers);
                                                  Former Director, Mentor Income
                                                  Fund, Inc.; Former Trustee,
                                                  Mentor Funds and Cash Resource
                                                  Trust.

K. Dun Gifford      Trustee, 2003 2003 1,2,3      Chairman and President, Oldways  0        0%          Trustee,          $0
                                                  Preservation and Exchange Trust                       Evergreen
DOB:  10/23/1938                                  (education); Trustee, Treasurer                       family of
                                                  and Chairman of the Finance                            funds6
                                                  Committee, Cambridge College; Former
                                                  Managing  Partner,  Roscommon Capital
                                                  Corp.;  Former Chairman of the Board,
                                                  Director, and Executive Vice
                                                  President, The London Harness Company
                                                  (leather goods purveyor); Former
                                                  Chairman, Gifford, Drescher &
                                                  Associates (environmental
                                                  consulting);  Former Director, Mentor
                                                  Income Fund,  Inc.;  Former  Trustee,
                                                  Mentor Funds and Cash Resource Trust.

Dr. Leroy Keith, Jr.Trustee, 2003 20031, 4        Partner, Stonington Partners,     0       0%           Trustee,           $0
                                                  Inc. (private investment firm);                        Evergreen
DOB:  2/14/1939                                   Trustee of Phoenix Series Fund,                        family of
                                                  Phoenix Multi-Portfolio Fund,                          funds6;
                                                  and The Phoenix Big Edge Series                        Trustee,
                                                  Fund; Former Chairman of the                           Phoenix
                                                  Board and Chief Executive                              Series
                                                  Officer, Carson Products                               Fund,
                                                  Company (manufacturing); Former                        Phoenix
                                                  Director of Phoenix Total                            Multi-Portfolio,
                                                  Return Fund and Equifax, Inc.                          and The
                                                  (worldwide information                                 Phoenix
                                                  management); Former President,                         Big Edge
                                                  Morehouse College; Former                             Series Fund
                                                  Director, Mentor Income Fund,
                                                  Inc.; Former Trustee, Mentor
                                                  Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee, 2004 20031, 2        Sales Manager, SMI-STEEL Co. -    0       0%          Trustee,            $0
                                                  South Carolina (steel                                 Evergreen
DOB:  7/14/1939                                   producer); Former Sales and                           family of
                                                  Marketing Management, Nucor                            funds6
                                                  Steel Company; Former Director,
                                                  Mentor Income Fund, Inc.;
                                                  Former Trustee, Mentor Funds
                                                  and Cash Resource Trust.


                                                                                 Shares
                         Position                                                Owned                                    Dollar
                         with the                                              Beneficially   Percent                    Range of
                         Fund/Term   Trustee     Principal Occupation and Other  Directly     of Class  Directorship    Investment
Name and Date of         Expires     Since(1)    Affiliations for the Last Five     or        4/30/03      Held         in the Fund
Birth                   December 31                        Years                 Indirectly            Outside of
                                                                                 4/30/03                 the Fund
William W. Pettit5         Trustee, 2005  2003 2   Partner and Vice President,       0          0%        Trustee,           $0
                                                   Kellam & Pettit, P.A. (law                             Evergreen
DOB:  8/26/1955                                    firm); Former Director, Mentor                         family of
                                                   Income Fund, Inc.; Former                               funds6
                                                   Trustee, Mentor Funds and Cash
                                                   Resource Trust.

David M. Richardson        Trustee, 2005  2003 4,5 President, Richardson, Runden &   0          0%        Trustee,           $0
                                                   Company (recruitment business                          Evergreen
DOB:  9/19/1941                                    development/consulting company);                       family of
                                                   Managinng Director, Kennedy                              funds6
                                                   Information, Inc. (executive
                                                   recruitment information and
                                                   research company); Trustee, NDI
                                                   Technologies, LLP (communications);
                                                   Director, J&M Cumming Paper Co. (paper
                                                   merchandising); Columinst, Commerce
                                                   and Industry Association of New Jesey;
                                                   Former Vice Chairman, DHR International,
                                                   Inc. (executive recruitment); Former Director,
                                                   Mentor Income Fund, Inc.; Former Trustee,
                                                   Mentor Funds and Cash Resource Trust


Dr. Russell A. Salton, III Trustee, 2005  2003 2,3 President/CEO, AccessOne MedCard: 0          0%        Trustee,          $0
                                                   Former Medical Director, Healthcare                    Evergreen
DOB:  6/2/1947                                    Resource Associates, Inc.; Former                      family of
                                                   Medical Director, U.S. Health                            funds6
                                                   Care/Aetna Health Services; Former
                                                   Consulant, Managed Health Care; Former
                                                   Director, Mentor Income Fund, Inc.;
                                                   Former Trustee, Mentor Funds and Cash
                                                   Resource Trust.

Michael S. Scofield Trustee, 2003  2003 3          Attorney, Law Offices of         0          0%          Trustee,         $0
                                                   Michael S. Scofield; Former                             Evergreen
DOB:  2/20/1943                                    Director, Mentor Income Fund,                           family of
                                                   Inc.; Former Trustee, Mentor                              funds6
                                                   Funds and Cash Resource Trust.

Richard J. Shima    Trustee, 2004  2003 4          Independent Consultant;          0          0%          Trustee,          $0
                                                   Director, Trust Company of CT;                          Evergreen
DOB:  8/11/1939                                    Trustee, Saint Joseph College                           family of
                                                   (CT); Director of Hartford                                funds6
                                                   Hospital, Old State House
                                                   Association; Trustee, Greater
                                                   Hartford YMCA; Former Director
                                                   of Enhance Financial Services,
                                                   Inc.; Former Director of CTG
                                                   Resources, Inc. (natural gas);
                                                   Former Director Middlesex
                                                   Mutual Assurance Company;
                                                   Former Chairman, Board of
                                                   Trustees, Hartford Graduate
                                                   Center; Former Director, Mentor
                                                   Income Fund, Inc.; Former
                                                   Trustee, Mentor Funds and Cash
                                                   Resource Trust.


Interested Trustee

                                                                                 Shares
                      Position                                                   Owned                                     Dollar
                      with the                                                 Beneficially   Percent                     Range of
                      Fund/Term   Trustee     Principal Occupation and Other    Directly     of Class   Directorship    Investment
Name and Date of      Expires     Since(1)    Affiliations for the Last Five      or          4/30/03      Held         in the Fund
Birth                December 31                        Years                    Indirectly              Outside of
                                                                                4/30/03                  the Fund
Richard K. Wagoner  Trustee, 2005  20034           Member and Former President,   0          0%            Trustee,           $0
                                                   North Carolina Securities                               Evergeen
DOB:  12/12/1937                                   Traders Association; Member,                            family of
                                                   Financial Analysts Society;                             funds6
                                                   Former Chief Investment
                                                   Officer, Executive Vice
                                                   President and Head of Capital
                                                   Management Group, First Union
                                                   National Bank; Former
                                                   Consultant to the Boards of
                                                   Trustees of the Evergreen
                                                   funds; Former Member, New York
                                                   Stock Exchange; Former Trustee,
                                                   Mentor Funds and Cash Resource
                                                   Trust.

(1) All Trustees are elected to initially serve a one, two or three year term and thereafter to serve a three year term.

(2)      Member of Audit Committee.

(3)      Member of Executive Committee.

(4)      Member of Performance Committee.

(5)      Preferred Shares Trustee.

(6) The Evergreen family of funds consists of 9 open-end management investment companies with 112 separate funds or series organized as Delaware statutory trusts and 2 closed-end management investment companies organized as Delaware statutory trusts.

     Under the Investment Company Act of 1940, as amended (the "1940 Act"), Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation ("Wachovia"), the parent to the investment advisor.

     The Fund commenced operations in January 2003. During the period from January 2003 to April 30, 2003, the Board of Trustees held one regular meeting and two special meetings. The Board of Trustees has appointed an Executive Committee consisting of Michael S. Scofield, K. Dun Gifford and Dr. Russell A. Salton, III. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. The Executive Committee met four times during fiscal year 2003. The Board of Trustees has also appointed an Audit Committee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. The Audit Committee met once during fiscal year 2003. The Audit Committee consists of Charles A. Austin, III, Gerald M. McDonnell, K. Dun Gifford and William W. Pettit. The Board of Trustees also has appointed a Performance Committee. The purpose of the Performance Committee is to review all activities involving investment-related issues and activities of EIMC, to review the performance of the other service providers to the Fund, and to assess the performance of the Fund. The Performance Committee met once during fiscal year 2003. The Performance Committee consists of Dr. Russell A. Salton, III, Dr. Leroy Keith, David M. Richardson, Richard J. Shima and Richard Wagoner. The Fund had no Nominating or Compensation Committees during fiscal year 2003.

Current Officers

     The following table contains specific information about each principal officer of the Fund, including: length of time each has served, age, principal occupation and other affiliations during the last five years including offices held with EIMC, Wachovia and their affiliated companies.

                                Office with

                               Office with
                                 the Fund,                    Principal Occupation
                            Term of Office*, and          and Other Affiliations for
Name and Date of Birth     Length of Time Served               the Last Five Years
William M. Ennis                 President           President and Chief Executive Officer,
401 S. Tyron, 12th               since 2003          Evergreen Investment Company and Chief
Floor                                                Operating Officer, Capital Management
Charlotte, NC  28288                                 Group, Wachovia Bank, N.A.
DOB:  6/26/1960

Carol A. Kosel                   Treasurer           Senior Vice President, Evergreen Investment
200 Berkeley Street              since 2003          Services, Inc. and Treasurer, Vestaur
Boston, MA  02116                                    Securities, Inc.
DOB:  12/25/1963

Michael H. Koonce                Secretary           Senior Vice President and General Counsel,
200 Berkeley Street              since 2003          Evergreen Investment Services, Inc.; Senior
Boston, MA  02116                                    Vice President and Assistant General
DOB:  4/20/1960                                      Counsel, Wachovia Corporation; former
                                                     Senior Vice President and General Counsel,
                                                     Colonial Management Associates, Inc.;
                                                     former Vice President and Counsel, Colonial

                           Management Associates, Inc.

* The term of office for each principal officer is until a successor is duly elected or qualified or until their death, resignation, retirement or removal from office.

     William M. Ennis oversees the operations of the Fund. Michael H. Koonce is responsible for the Fund's compliance with governing law. Carol A. Kosel is responsible for maintaining the books and records of the Fund and for working with the portfolio managers on a continuous basis to assure that accounting records are properly maintained. The high-yield bond team, which includes specialized industry analysts responsible for various sectors, manages the day-to-day operations of the Fund. Prescott Crocker, a managing director and member of EIMC's fixed income division, is the senior portfolio manager of the Fund and is responsible for the investment management activities of the Fund.

Other Remuneration and Affiliations of Officers and Trustees

     Each of the ten Trustees of the Fund receives an annual fee of $1,000 per quarter and $500 per meeting as compensation for services. In addition, the Chairman of the Board receives an annual retainer fee of $30,000. The Fund also reimburses all Trustees for expenses incurred in connection with attending meetings of the Board of Trustees. For the fiscal year ending April 30, 2004, aggregate Trustees fees are estimated to be $60,000 and expenses are estimated to be $2,000 (see table below). The Trustees do not receive pension or retirement benefits from the Fund. Fees, salaries or other remuneration of officers of the Fund who also serve as officers or employees of EIMC or any of its affiliated companies are borne by EIMC or the Wachovia affiliate for whom the individual serves. All present officers are covered by this provision, and did not receive any compensation or expense reimbursement from the Fund.

                                                                         Estimated Total Compensation
                                       Estimated Aggregate              From the Fund and Fund Complex
                                    Compensation From the Fund                Paid to Trustees For
                                   For Fiscal Year Ended 4/30/04           Fiscal Year Ended 4/30/04
Name and Position with the Fund
Charles A. Austin, III, Trustee                $6,000                        $146,000

K. Dun Gifford, Trustee                        $6,000                        $163,500

Leroy Keith, Jr., Trustee                      $6,000                        $146,000


Gerald M. McDonnell, Trustee                   $6,000                        $146,000

William W. Pettit, Trustee                     $6,000                        $146,000

David M. Richardson, Trustee                   $6,000                        $146,000

Russell A. Salton, III, Trustee                $6,000                        $148,500

Michael S. Scofield, Trustee                   $6,000                        $178,500

Richard J. Shima, Trustee                      $6,000                        $161,000

Richard K. Wagoner, Trustee                    $6,000                        $146,000


     In addition to the Fund, during the year ended December 31, 2002, each Trustee served as a Trustee of nine open-end investment companies (comprising 112 separate investment portfolios) advised by EIMC. These investment companies are considered to be in the same "Fund Complex" as the Fund.

     Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's Trustees and officers and certain other persons to file reports regarding ownership of, and transactions in, the Fund's securities with the Securities and Exchange Commission (the "SEC"). Copies of the required filings must also be furnished to the Fund. The Fund believes that all reports required to be filed by the Fund's officers and Trustees were filed on a timely basis. However, the reports of certain officers and directors of the advisor were inadvertently late.

Service Providers

     Investment Advisor. EIMC, an indirect wholly owned subsidiary of Wachovia, a North Carolina-based, multi-bank financial holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder, currently serves as the Fund's investment advisor. EIMC has been managing mutual funds and private accounts since 1932. For the period ended April 30, 2003, the Fund paid $950,696 (0.61% of average net assets) to EIMC in advisory fees. The principal business address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116.

     Administrator. Administrative services are provided by Evergreen Investment Services, Inc. ("EIS"), an affiliated company of EIMC. EIS is located at 200 Berkeley Street, Boston, MA 02116.

     Independent Auditors. KPMG LLP ("KPMG"), 99 High Street, Boston, MA 02110, independent auditors, has been selected by the Board of the Fund as the independent auditors of the Fund for the current fiscal year ending April 30, 2004.

     The Audit Committee of the Board of the Fund unanimously recommended the selection of KPMG, and the Board unanimously approved such selection, at a meeting held on December 13, 2002.

     A representative of KPMG, if requested by any Shareholder, will be present via telephone at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

     The following table presents fees billed for professional audit services rendered by KPMG for the audit of the Fund's annual financial statements for the fiscal period ended April 30, 2003 (the year of inception), and for fees billed for other services rendered by KPMG to the Fund. Fee information is also presented for all other Evergreen funds within the investment company complex for the corresponding fiscal year.

                                                                    2003

                                                Evergreen Income           All other Entities within the
                                                Advantage Fund             Investment Company Complex
Audit Fees                                               $24,000                            -
Audit-related fees(1)                                    $13,000                        $318,700
Tax fees (2)                                             $1,850                         $223,575
All Other Fees                                             $0                              $0


(1) Audit-related fees consist principally of fees for performing agreed upon procedure engagements relating to the leveraged preferred shares of the Fund and the initial registration of the Fund. For all other entities within the investment company complex, audit-related fees are received for performing an internal control review of the transfer agent and agreed upon procedure engagements for the mergers of certain Evergreen funds.

(2) Tax fees consist of fees for review of the Fund's tax return. For all other entities within the investment company complex, tax fees consist of fees paid for the review of other Evergreen funds' tax returns, tax advice pertaining to the tax character of certain portfolio holdings of those Evergreen funds and tax advice pertaining to complying with Subchapter M of the Internal Revenue Code.

     In approving the selection of KPMG for the Fund, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Fund's auditors, whether the non-audit services covered in the table above under "Audit Related Fees, Tax Fees and All Other Fees" performed by KPMG for the Fund and the investment advisor and for certain related parties are compatible with maintaining the independence of KPMG as the Fund's principal accountants.

     The Audit Committee has reviewed and discussed with the independent auditors the matters required to be discussed by Statements on Auditing Standards, No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the independent auditor's independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the annual report to shareholders for the last fiscal period for filing with the SEC.

     The Board of Trustees has adopted a written charter for the Audit Committee which is attached to this proxy statement as Exhibit A. Each member of the Audit Committee is independent.

     Other Business. As of the date of this Proxy Statement, the Fund's officers and the investment advisor are not aware of any other business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies will vote in their sole discretion.

     Required Vote. Election of each nominated Trustee to the Board of Trustees of the Fund will be decided by a plurality of the common shares and preferred shares of the Fund (voting together as a single class) voted in the election of Trustees at the Meeting, in person or by proxy.

     THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL FOR THE FUND.

                              SHAREHOLDER PROPOSALS

     Any Shareholder desiring to present a proposal for consideration at the 2004 Annual Meeting of Shareholders of the Fund should submit such proposal in writing to the Secretary, c/o Evergreen Investment Services, Inc., 200 Berkeley Street, Boston, MA 02116-5034 so that it is received by the Fund no later than March 10, 2004. Proxies submitted by Shareholders confer discretionary authority on the individually named proxies to vote on all matters presented at the meeting. Mere submission of a Shareholder proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the 2004 Annual Meeting since such inclusion and presentation are subject to compliance with certain federal regulations.

                                                    Michael H. Koonce,
                                                    Secretary

June 25, 2003

PROXY

                         EVERGREEN INCOME ADVANTAGE FUND

                                  COMMON SHARES

                This Proxy is solicited on Behalf of the Board of
                 Trustees of the Fund for the Annual Meeting of
                          Shareholders, August 15, 2003

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett and Maureen
E. Towle, or any of them, with full power of substitution, as attorneys and proxies to appear and vote all of the common shares standing in the name of the undersigned at the annual meeting of shareholders of Evergreen Income Advantage Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 on August 15, 2003 at 10:00 o'clock a.m., Eastern time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:

                                    (Continued, and to be signed on other side)

         X        Please mark your
                  votes as in this
                  example.


The shares represented by this proxy will be voted as specified in the following
Item 1, but if no choice is specified, they will be voted FOR the election of the 3 persons named in the proxy statement as Trustees.

1.   ELECTION OF TRUSTEES

FOR all nominees (except as marked to   [  ] WITHHOLD AUTHORITY to    [  ] Nominees:     Michael S. Scofield
the contrary below*)                         vote for all nominees                       K. Dun Gifford
                                                                                         Dr. Leroy Keith, Jr.


2. In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting or any adjournment thereof.

     (*INSTRUCTION:  To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)


SIGNATURE(S)___________________________________________ DATE_____________, 2003.
(Signature of all joint owners is required.
Fiduciaries please indicate your full title.
Sign exactly as name appears hereon.)

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of the management thereto. The management is not aware of any such matters.

                                                        ------------------
                                                        PLEASE SIGN AND RETURN
                                                        THIS PROXY CARD IN THE
                                                        ENCLOSED ENVELOPE.
                                                        ------------------

PROXY

                         EVERGREEN INCOME ADVANTAGE FUND

                                PREFERRED SHARES

                This Proxy is solicited on Behalf of the Board of
                 Trustees of the Fund for the Annual Meeting of
                          Shareholders, August 15, 2003

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett and Maureen
E. Towle, or any of them, with full power of substitution, as attorneys and proxies to appear and vote all of the preferred shares standing in the name of the undersigned at the annual meeting of shareholders of Evergreen Income Advantage Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 on August 15, 2003 at 10:00 o'clock a.m., Eastern time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:

                                    (Continued, and to be signed on other side)
                  votes as in this
                  example.


The shares represented by this proxy will be voted as specified in the following
Item 1, but if no choice is specified, they will be voted FOR the election of the 3 persons named in the proxy statement as Trustees.

1.   ELECTION OF TRUSTEES

FOR all nominees (except as marked to   [  ] WITHHOLD AUTHORITY to    [  ] Nominees:     Michael S. Scofield
the contrary below*)                         vote for all nominees                       K. Dun Gifford
                                                                                         Dr. Leroy Keith, Jr.


2. In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting or any adjournment thereof.

     (*INSTRUCTION:  To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)

SIGNATURE(S)____________________________________________DATE_____________, 2003.
(Signature of all joint owners is required.
Fiduciaries please indicate your full title.
Sign exactly as name appears hereon.)

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of the management thereto. The management is not aware of any such matters.

                                                        ------------------
                                                        PLEASE SIGN AND RETURN
                                                        THIS PROXY CARD IN THE
                                                        ENCLOSED ENVELOPE.
                                                        ------------------

                                                                      Exhibit A

                         EVERGREEN INCOME ADVANTAGE FUND
                          EVERGREEN MANAGED INCOME FUND
                            AUDIT COMMITTEE CHARTER

1) The Audit Committee (the "Committee") of the Evergreen Income Advantage Fund and the Evergreen Managed Income Fund (the "Funds") shall be composed entirely of independent Trustees who, in the view of the Board of Trustees of the Funds (the "Board"), are free of any relationship that would interfere with the exercise of independent judgment. The independent Trustees (i) are barred from accepting, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds or an affiliate of the Funds, other than in the capacity as a member of the Board and any Board committee, and (ii) cannot be an "interested person" of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940.

2) The Board will determine whether there is at least one member of the Committee who is an independent audit committee financial expert as defined in Item 3 of Form N-CSR.

3)       The purposes of the Committee are:

         a) To review the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

         b) To review the quality and objectivity of the Funds' financial statements and the independent audits thereof; and

         c) To act as liaison between the Funds' independent auditors and the Board.

         The function of the Committee is to review; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditors' responsibility to plan and carry out a proper audit.

4) To carry out its purposes, the Committee shall have the following duties and powers:

a) To be directly responsible for the appointment, retention, compensation, and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Funds, and each such registered public accounting firm must report directly to the Committee;

b) To recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any non-audit services to the Funds' investment advisers or affiliated persons of the investment advisers, and to receive the auditors' formal written statement delineating specific representations as to the auditors' independence and all relationships between the auditors and the Funds' investment advisers and any affiliated persons of the investment advisers, consistent with Independence Standards Board Standard 1. The Committee shall have responsibility for actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and for taking or recommending that the Board take appropriate action to oversee the independence of the auditors;

c) To instruct the auditors of the auditors' ultimate responsibility to the Board and the Committee, as representatives of shareholders, and the Board's and Committee's ultimate authority to select, evaluate, and, where appropriate, replace the auditors and to nominate the auditors for shareholder approval in any proxy statement;

d) To pre-approve all audit and non-audit services, except those within the de minimis statutory exception, provided to the Funds by their auditors or to establish pre-approval policies and procedures (which may include the establishment of a pre-approval sub-committee consisting of one or more independent audit committee members who serve on the Board), to pre-approve non-audit services provided directly to the Funds' investment advisers and any entity in the Funds' complex where the nature of the services provided have a direct impact on the operations or financial reporting of the Funds, to review in advance the related estimate of fees, and to recommend pre-approved audit and non-audit services and fee estimates for Board approval;

e) To meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audits and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s);
              (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) to review the form of opinion the auditors propose to render to the Board and shareholders; (v) to receive reports from time to time about the nature of conversations, if any, between the auditors of Wachovia and its affiliates and the auditors of the Funds, and (vi) to discuss the results of the auditors' peer review, if any;

f) To receive at least annually a report from the auditors within 90 days prior to the filing of the auditors' report (or receive an updated report within such 90 day period, if the auditors' annual report is presented to the Audit Committee more than 90 days prior to the filing of the auditors' report) which includes the following: (i) all critical accounting policies and practices used by the Funds (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatment and the treatment preferred by the accounting firm,
              (iii) other material written communications between the auditors and the management of the Funds since the last annual report or update, and (iv) a description of all non-audit services provided, including fees associated with the services, to the Funds' complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above;

g) To consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

h) To consider and review operating policies and procedures relating to derivatives and risk management;

i) To review and discuss with management, including any officers certifying the Funds' Form N-CSR, the Funds' audited financial statements and to review any officer's certifications and reports to be filed with the Securities and Exchange Commission on behalf of the Funds; to offer guidance with respect to such audited financial statements, certifications and reports; and to determine whether to recommend that the financial statements be included in the annual report;

j) To discuss all disclosures made by the Funds' officers certifying the Funds' Form N-CSR to the Audit Committee, based on such officers' most recent evaluation as to (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Funds' ability to record, process, summarize and report financial data, and (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in the Funds' internal controls;

k) To investigate improprieties or suspected improprieties in the Funds' operations;

l) To establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by officers of the Funds or by employees of the Funds' investment advisers or other service providers, of concerns regarding questionable accounting or auditing matters; and

m) To report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

5) The Committee shall meet at least quarterly and is empowered to hold special meetings, as circumstances require.

6) The Committee shall meet with internal auditors to review their audit plan and the result of completed audits.

7) The Committee shall have the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties.

8) The Committee shall have the resources and authority appropriate to discharge its responsibilities.

9) The Committee shall review this Charter at least annually and recommend any changes to the Board.

Last Approved:    June 19, 2003